UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23579

FLAT ROCK CORE INCOME FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

680 S Cache Street, Suite 100

P.O. Box 7403

Jackson, WY 83001

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

(202) 383-0262

Registrant’s telephone number, including area code:

(307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 – June 30, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2023

Flat Rock Core Income Fund

FLAT ROCK
GLOBAL
Where Investors Come First

Flat Rock Core Income Fund	Shareholder Letter
June 30, 2023 (Unaudited)

Fellow CORFX Shareholders:

The Flat Rock Core Income Fund (“CORFX” or “the Fund”) finished the first six months of 2023 up 6.36%. Since its inception in July 2017, the Fund has generated average annual returns of 7.34% with a standard deviation of 3.17%, more than double the returns of the Bloomberg US Corporate High Yield Index with less volatility. The key drivers of the Fund’s performance this year are a well- performing loan portfolio combined with higher base rates for our floating rate investments. We believe our commitment to a highly selective investment approach creates a solid foundation for performance at a time when economic growth is slowing.

Fund Performance (Net)

				Standard
	Year to Date		Annualized Return Since	Deviation Since
	Through	2022	Inception on	Inception on
	6/30/2023	Full Year	7/2/2017	7/2/2017
Flat Rock Core Income Fund	6.36%	2.83%	7.34%	3.17%
Bloomberg US Aggregate Bond Index	2.09%	-13.01%	0.57%	4.89%
Bloomberg US Corporate High Yield Index	5.38%	-11.19%	3.23%	5.80%
Morningstar Leveraged Loan Index	6.48%	-0.77%	4.17%	3.55%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when repurchased, may be worth more or less than their original cost. Past performance is no guarantee of future results. All historical performance related to Flat Rock Core Income Fund prior to 11/23/2020 is of the Predecessor Fund, Flat Rock Capital Corp.

In March, our Board of Directors declared an increase in the monthly distribution rate from $0.114 to $0.133 per share, which became effective with the April distribution.

The fundamental performance of our underlying investments has been strong. With the exception of three underperforming investments that comprise 0.30% of the portfolio’s fair market value, all our portfolio investments are performing above or in-line with expectations2. The continued rate hikes by the Fed have had their desired effect during the first half of the year as revenue and earnings growth has slowed. The average leverage of the owned loan portfolio ticked up marginally from 3.99x at the start of the year to 4.11x as of June 30, 20232.

The loans in the Fund are almost entirely floating rate and have benefitted from increases in LIBOR and SOFR. Although interest rates have risen, average interest coverage on our loan portfolio is still comfortable at 2.15x as of June 30, 20232.

During the first half of the year, we took advantage of the market sell-off during the regional banking crisis in March by establishing new investments at attractive prices. Today the portfolio consists of 56 positions, with an average loan to value of 44% for our direct loan investments.

The Fund had $270 million of assets under management on June 30, 2023. The Fund’s leverage ratio (debt-to-total assets) was a modest 0.22x.

Semi-Annual Report | June 30, 2023	1

Flat Rock Core Income Fund	Shareholder Letter
June 30, 2023 (Unaudited)

We continue to view CORFX as a core position in client’s portfolios, delivering a consistent monthly dividend, with relatively low volatility and low interest rate risk given its floating rate exposure.

As always, if you have any questions, please feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

(1)	As of June 30, 2023
(2)	Reflects latest financial information reported by underlying portfolio companies as of June 30, 2023

Glossary: Standard Deviation is a measure that provides the dispersion around a mean. The Bloomberg US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The Bloomberg US Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets. The Morningstar LSTA Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/core-income-fund/. This material must be preceded or accompanied by the prospectus. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long -term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholders may lose part or all of their investment. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. Alps Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts basis, subject to various conditions.

2	www.flatrockglobal.com

Flat Rock Core Income Fund	Portfolio Update
June 30, 2023 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Core Income Fund's (the “Fund") investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio's total return.

PERFORMANCE as of June 30, 2023

				Average Annual Returns
						Since
	1 Month	6 Month	1 Year	3 Year(1)	5 Year(1)	Inception(1)
Flat Rock Core Income Fund(2)(8)	1.91%	6.36%	8.37%	8.77%	7.43%	7.34%
S&P 500 Total Return Index(3)	6.61%	16.89%	19.59%	14.60%	12.31%	10.68%
Bloomberg US Aggregate Bond Index(4)	-0.36%	2.09%	-0.94%	-3.96%	0.77%	0.57%
S&P BDC Total Return Index(5)	5.35%	12.48%	14.67%	20.05%	8.27%	15.77%
Bloomberg U.S. Corporate High Yield Bond Index (6)	1.67%	5.38%	9.06%	3.13%	3.36%	3.23%
Morningstar LSTA U.S. Leveraged Loan Index(7)	2.26%	6.48%	10.70%	6.31%	4.13%	4.17%

(1)	The Fund commenced operations on May 3, 2017. Operations for the period prior to November 23, 2020 are for Flat Rock Capital Corp. (see Note 14 in the Notes to Consolidated Financial Statements for further information).

(2)	Performance returns are net of management fees and other Fund expenses.

(3)	The Standard & Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange. The Fund no longer believes that the S&P 500 provides a meaningful performance comparison, and will remove this index from the Fund's performance table in the next annual report.

(4)	The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

(5)	The S&P BDC Total Return Index is designed to track leading business development companies ("BDCs") that trade on major U.S. exchanges. The Fund no longer believes that the S&P BDC Total Return Index provides a meaningful performance comparison, and will remove this index from the Fund's performance table in the next annual report.

(6)	The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.

(7)	The Morningstar LSTA U.S. Leveraged Loan Index (formerly the S&P LSTA Leveraged Loan Index) is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.

(8)	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. Investors cannot invest directly in an index.

Semi-Annual Report | June 30, 2023	3

Flat Rock Core Income Fund	Portfolio Update
June 30, 2023 (Unaudited)

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of June 30, 2023^

^	Holdings are subject to change.

Percentages are based on total assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2023

% of Total Investments**
Triplepoint Private Venture Credit Inc.	5.97%
BCP GREAT LAKES FUND LP II	5.31%
Hercules Private Global Venture Growth Fund I LP	4.94%
Galactic Litigation Partners	3.53%
George Intermediate Holdings, Inc.	2.98%
Diversified Risk Holdings	2.66%
Congruex Group LLC	2.62%
Mount Logan Funding 2018-1 LP	2.30%
CDK Global, Inc. TLB 1L	2.26%
Barings Middle Market CLO Ltd 2021-I	2.25%
34.82%

*	Holdings are subject to change and exclude cash equivalents and government securities. Holdings are presented on an individual security basis and may not reflect the Fund's total holdings with respect to one issuer.

**	Percentages are based on the fair value of total investments of the Fund.

4	www.flatrockglobal.com

Flat Rock Core Income Fund	Portfolio Update
June 30, 2023 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on May 3, 2017 (commencement of operations) and tracking its progress through June 30, 2023. Operations for the period prior to November 22, 2020 are for Flat Rock Capital Corp. (see Note 14 in the Notes to Consolidated Financial Statements for further information).

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of fund shares.

Semi-Annual Report | June 30, 2023	5

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

			Principal
	Rate	Maturity	Amount	Value
FIRST LIEN SENIOR SECURED DEBT- 69.54%
24 Seven Holdco, LLC(a)(b)(c)	1M US L + 6.00% (1.00% Floor)	11/16/2027	$3,940,000	$3,874,449
Accordion Partners(a)(b)(c)	3M US SOFR + 6.25% (0.75% Floor)	08/31/2029	4,158,523	4,124,755
Accordion Partners DDTL(a)(b)(c)(d)	3M US SOFR + 6.25% (0.75% Floor)	08/31/2024	398,090	394,857
AIS HoldCo, LLC(a)(b)(c)	3M US L + 5.00%	08/15/2025	3,375,000	3,381,750
ALM Media, LLC(a)(b)(c)	1M US L + 6.50% (1.00% Floor)	11/25/2024	4,105,313	4,051,821
Bounteous Inc.(a)(b)(c)	3M US L + 5.00% (1.00% Floor)	11/05/2027	1,641,667	1,618,137
Bounteous Inc. Delayed Draw(a)(b)(c)(d)	3M US L + 5.00% (1.00% Floor)	11/05/2027	3,333,333	3,285,558
Broder Bros Co.(a)(b)(c)	3M US L + 6.00% (1.00% Floor)	12/04/2025	5,544,002	5,516,204
CDK Global, Inc. TLB 1L(a)(b)(c)	3M SOFR + 4.50% (0.50% Floor)	07/06/2029	5,970,000	5,950,478
Congruex Group LLC(a)(b)(c)	SOFR + 5.75% (0.75% Floor)	05/03/2029	6,934,962	6,917,563
DIRECTV Financing LLC(a)(b)(c)	3M US L + 5.00% (0.75% Floor)	08/02/2027	4,410,995	4,307,336
Diversified Risk Holdings(a)(b)(c)	3M US L + 6.25% (1.00% Floor)	04/30/2026	7,148,011	7,019,061
Diversified Risk Holdings Revolver(a)(b)(c)(d)	3M US L + 6.25% (1.00% Floor)	04/30/2026	296,296	290,951
ETC Group(a)(b)(c)	SOFR + 6.00% (0.50% Floor)	10/06/2029	1,490,625	1,476,956
Galactic Litigation Partners(a)(b)(e)	13.00%	06/21/2024	9,477,080	9,306,113
Garmat USA LLC Term Loan(a)(b)(c)	1M US L + 5.00% (1.00% Floor)	06/19/2025	4,949,282	4,884,793
George Intermediate Holdings, Inc.(a)(b)(c)	SOFR + 6.50% (1.00% Floor)	08/15/2027	7,980,000	7,867,225
Inmar Intelligence(a)(b)(c)	3M SOFR + 5.50% (0.50% Floor)	05/01/2026	4,000,000	3,875,000

See Notes to Consolidated Financial Statements.

6	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

			Principal
	Rate	Maturity	Amount	Value
Isagenix International, LLC(a)(b)(c)	3M US L + 4.50% (1.00% Floor)	04/14/2028	$1,172,262	$442,596
MAG Aerospace(a)(b)(c)	3M US L + 5.50% (1.00% Floor)	04/01/2027	2,666,922	2,538,643
Magnate Worldwide LLC(a)(b)(c)	3M SOFR + 5.50% (0.75% Floor)	12/30/2028	3,805,366	3,711,552
Mills Fleet Farms(a)(b)(c)	3M US L + 6.25% (1.00% Floor)	10/24/2024	4,490,699	4,408,337
North Pole US LLC(a)(b)(c)(f)	3M US L + 7.00% 03/03/2025		1,750,000	153,125
Oak Point Partners Term Loan(a)(b)(c)	1M US L + 5.25% (1.00% Floor)	12/01/2027	4,840,254	4,744,691
Potpourri Group, Inc.(a)(b)(c)	1M US L + 8.25%	07/03/2024	5,701,549	5,712,952
Profile Products LLC, Term Loan(a)(b)(c)	1M US L + 5.50% (0.75% Floor)	11/12/2027	2,977,702	2,885,495
S&P Engineering Solutions(a)(b)(c)(e)	3M SOFR + 7.00% (1.00% Floor)	05/02/2030	5,000,000	4,884,750
Savers, Inc.(a)(b)(c)	SOFR + 5.50% (0.75% Floor)	04/26/2028	3,515,532	3,508,220
Solaray LLC(a)(b)(c)	3M SOFR + 6.25% (1.00% Floor)	09/11/2023	1,675,690	1,674,676
Solaray, LLC Inc.(a)(b)(c)	3M SOFR + 6.25% (1.00% Floor)	09/11/2023	1,776,254	1,775,179
Solaray, LLC Term Loan 1L(a)(b)(c)	3M SOFR + 6.25% (1.00% Floor)	09/11/2023	1,473,835	1,472,943
Spencer Gifts LLC(a)(b)(c)	1M US L + 6.00%	06/19/2026	4,940,679	4,864,790
Thryv, Inc.(a)(b)(c)	1M US L + 8.50% (1.00% Floor)	03/01/2026	4,550,483	4,502,157
Watchguard Technologies, Inc.(a)(b)(c)	SOFR + 5.25% (0.75% Floor)(g)	06/30/2029	2,977,500	2,822,432
Watterson(a)(b)(c)(e)	3M US L + 6.00% (1.00% Floor)	12/17/2026	4,156,255	4,128,336
Watterson Term Loan-Delayed Draw(a)(b)(c)(d)(e)	3M US L + 6.00% (1.00% Floor)	06/17/2023	469,853	466,697
Xanitos, Inc. Term Loan(a)(b)(c)(e)	3M US L + 6.50% (1.00% Floor)	06/25/2026	3,532,021	3,483,522

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2023	7

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

			Principal
	Rate	Maturity	Amount	Value
Zavation Medical Products, LLC TL(a)(b)(c)	3M SOFR + 6.50% (1.00% Floor)	06/30/2028	$3,000,000	$2,970,000
TOTAL FIRST LIEN SENIOR SECURED DEBT (Cost $141,260,067)				$139,294,100

COLLATERALIZED LOAN OBLIGATIONS EQUITY- 9.66%(h)
Barings Middle Market CLO Ltd 2021- I, Subordinated Notes(a)(i)	20.48%(g)	07/20/2033	6,300,000	5,941,031
BlackRock Elbert CLO V LLC, Subordinated Notes(a)	17.02%(g)	06/15/2034	2,000,000	1,735,176
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes(a)(i)	14.12%(g)	10/15/2034	10,191,083	4,229,270
Churchill Middle Market CLO III, Ltd., Subordinated Notes(a)(i)	11.11%(g)	10/24/2033	5,000,000	3,785,010
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2(a)(i)	15.03%(g)	08/20/2033	5,000,000	3,666,937
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $21,487,947)				$19,357,424

COLLATERALIZED LOAN OBLIGATIONS DEBT- 29.95%
ABPCI Direct Lending Fund CLO I LLC, Class E2(a)(b)(i)	3M US L + 8.73%	07/20/2033	5,000,000	4,925,804
ABPCI Direct Lending Fund CLO II LLC, Class ER(a)(b)(i)	3M US L + 7.60%	04/20/2032	3,750,000	3,523,909
ABPCI Direct Lending Fund CLO XI LP, Class E(a)(b)(i)	3M US L + 9.70%	10/27/2034	3,000,000	2,944,391
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)	3M US L + 9.27%	01/23/2032	4,000,000	3,909,148
Great Lakes CLO 2014-1, Ltd., Class FR(a)(b)(i)	3M US L + 10.00%	10/15/2029	3,000,000	2,801,943
MCF CLO IV LLC, Class ERR(a)(b)(i)	3M US SOFR + 8.91%	10/20/2033	5,000,000	4,769,370
MCF CLO VII LLC, Class ER(a)(b)(i)	3M US SOFR + 9.41%	07/20/2033	5,000,000	4,868,442

See Notes to Consolidated Financial Statements.

8	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

			Principal
	Rate	Maturity	Amount	Value
Monroe Capital MML CLO 2017-1, Ltd., Class E(a)(b)(i)	3M US L + 7.35%	04/22/2029	$2,000,000	$1,919,636
Monroe Capital MML CLO IX, Ltd., Class E(a)(b)(i)	3M US L + 8.70%	10/22/2031	1,625,000	1,564,992
Monroe Capital MML CLO VII, Ltd., Class E(a)(b)(i)	3M US L + 7.25%	11/22/2030	1,760,000	1,657,657
Monroe Capital MMl CLO VIII, Ltd., Class ER(a)(b)(i)	3M US L + 8.36%	11/22/2033	6,250,000	5,691,523
Monroe Capital MML CLO XI, Ltd., Class E(a)(b)(i)	3M US L + 8.54%	05/20/2033	5,000,000	4,597,651
Monroe Capital MML CLO XIV LLC, Class E(a)(b)(i)	3M US SOFR + 10.02%	10/24/2034	3,000,000	2,948,541
Mount Logan Funding 2018-1 LP, Class ER(a)(b)(i)	3M US SOFR + 8.72%	01/22/2033	6,500,000	6,061,100
PennantPark CLO VII LLC, Class D(a)(b)(i)	3M SOFR + 7.00%	07/20/2035	3,000,000	3,000,000
THL Credit Lake Shore MM CLO I, Ltd., Class ER(a)(b)(i)	3M US L + 8.97%	04/15/2033	5,000,000	4,803,441
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $60,431,376)				$59,987,548

	Shares	Value
EQUITY - 0.00%
Isagenix International, LLC(j)	85,665	$0
TOTAL EQUITY (Cost $–)		$0
PRIVATE FUND INVESTMENTS - 21.36%
BCP GREAT LAKES FUND LP II	N/A	14,003,909
Hercules Private Global Venture Growth Fund I LP	N/A	13,031,086

	Shares	Value
Triplepoint Private Venture Credit Inc.	1,132,626	$15,743,509
TOTAL PRIVATE FUND INVESTMENTS (Cost $44,459,290)		$42,778,504

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2023	9

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

		Shares	Value
SHORT TERM INVESTMENTS - 1.29%
Money Market Fund - 1.29%
First American Government Obligations Fund	(7 Day Yield 5.00%)	2,582,497	$2,582,497

TOTAL SHORT TERM INVESTMENTS (Cost $2,582,497)			$2,582,497

TOTAL INVESTMENTS - 131.80% (Cost $270,221,177)			$264,000,073
LIABILITIES IN EXCESS OF OTHER ASSETS - (31.80)%			(63,682,529)
NET ASSETS - 100.00%			$200,317,544

(a)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.

(c)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Cadence Bank, N.A. (the "Credit Facility"). At June 30, 2023, the value of securities pledged amounted to $129,987,987, which represents approximately 64.89% of net assets.

(d)	Investment has been committed to but has not been funded by the Fund as of June 30, 2023. See Note 4 for total unfunded investment commitments.

(e)	Investment was acquired via participation agreement.

(f)	Security is currently in default.

(g)	Estimated yield.

(h)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $19,357,424, which represents 9.66% of net assets as of June 30, 2023.

(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $73,700,649, which represents 36.79% of net assets as of June 30, 2023.

(j)	Non-income producing security.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2023 was 5.22%

3M US L - 3 Month LIBOR as of June 30, 2023 was 5.55%

6M US L - 6 Month LIBOR as of June 30, 2023 was 5.76%

3M US SOFR - 3 Month SOFR as of June 30, 2023 was 5.00%

PRIME - US Prime Rate as of June 30, 2023 was 8.25%

See Notes to Consolidated Financial Statements.

10	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Statement of Assets and Liabilities
For the Six Months Ended June 30, 2023 (Unaudited)

ASSETS:
Investments, at fair value (Cost: $270,221,177)	$264,000,073
Interest receivable	4,410,302
Receivable for securities sold	851,810
Dividends receivable	462,123
Prepaid loan commitment fees	226,264
Receivable for fund shares sold	201,500
Fee rebate	198,555
Prepaid expenses and other assets	163,939
Total Assets	270,514,566
LIABILITIES:
Credit Facility, net (see Note 9)	40,212,425
Mandatorily redeemable preferred stock (net of deferred financing costs of $259,980(a)	19,740,020
Payable for securities purchased	7,933,871
Incentive fee payable	906,518
Payable to custodian	620,592
Management fee payable	289,563
Accrued interest expense	262,771
Payable for fund accounting and administration fees	110,786
Distributions payable on redeemable preferred stock	37,343
Payable for audit and tax service fees	35,093
Payable to transfer agent	18,046
Payable for custodian fees	11,562
Other accrued expenses	9,485
Payable to trustees and officers	8,947
Total Liabilities	70,197,022
Net Assets	$200,317,544
NET ASSETS CONSIST OF:
Paid-in capital	$198,822,065
Total distributable earnings	1,495,479
Net Assets	$200,317,544
PRICING OF SHARES:
Net Assets	$200,317,544
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	9,820,711
Net Asset Value Per Share and Offering Price Per Share	$20.40

(a)	$10,000 liquidation value per share. 2,000 shares authorized, issued and outstanding.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2023	11

Flat Rock Core Income Fund	Consolidated Statement of Operations
For the Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME:
Interest income	$13,762,379
Dividend income	2,624,138
Total Investment Income	16,386,517

EXPENSES:
Incentive fees	1,729,455
Management fees	1,716,938
Interest on credit facility	1,804,854
Distributions on redeemable preferred stock	422,204
Accounting and administration fees	294,147
Transfer agent fees and expenses	168,657
Audit and tax service fees	61,598
Amortization of deferred financing costs	55,236
Legal fees	40,825
Custodian expenses	18,549
Loan issuance costs	17,486
Compliance expenses	13,424
Excise tax expenses	10,754
Printing expenses	9,060
Trustee expenses	7,523
Insurance expenses	7,229
Registration expenses	4,479
Miscellaneous expenses	29,313
Total Expenses	6,411,731
Net Investment Income	9,974,786

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized loss on:
Investments	(954,197)
Net change in unrealized appreciation/depreciation on:
Investments	2,495,626
Net Realized and Unrealized Gain on Investments	1,541,429
Net Increase in Net Assets Resulting from Operations	$11,516,215

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$9,974,786	$13,522,323
Net realized loss	(954,197)	(833,351)
Net change in unrealized appreciation/depreciation	2,495,626	(8,123,485)
Net increase in net assets resulting from operations	11,516,215	4,565,487

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(6,798,099)	(10,386,184)
Decrease in net assets from distributions to shareholders	(6,798,099)	(10,386,184)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,305,695	89,540,684
Reinvestment of distributions	2,742,126	4,061,316
Cost of shares repurchased	(25,830,919)	(19,783,124)
Net increase in net assets from capital share transactions	11,216,902	73,818,876
Net Increase in Net Assets	15,935,018	67,998,179

NET ASSETS:
Beginning of period	184,382,526	116,384,347
End of period	$200,317,544	$184,382,526

OTHER INFORMATION:
Share Transactions:
Shares sold	1,705,968	4,410,688
Shares issued in reinvestment of distributions	136,819	201,263
Shares repurchased	(1,289,024)	(983,505)
Net increase in shares outstanding	553,763	3,628,446

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2023	13

Flat Rock Core Income Fund	Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2023 (Unaudited)

CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$11,516,215
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(20,892,989)
Proceeds from sale of investment securities	16,600,237
Purchase of short-term investment securities	(2,582,497)
Amortization of premium and accretion of discount on investments, net	(903,395)
Net realized loss on:
Investments	954,197
Net change in unrealized appreciation on:
Investments	(2,495,626)
(Increase)/Decrease in assets:
Interest receivable	(37,227)
Prepaid loan commitment fees	(226,264)
Fee rebate	(9,545)
Dividends receivable	638,317
Prepaid expenses and other assets	246,712
Increase/(Decrease) in liabilities:
Deferred financing costs on redeemable preferred stock	55,236
Accrued interest expense	21,384
Incentive fee payable	191,713
Management fee payable	5,267
Payable for fund accounting and administration fees	44,195
Payable for custodian fees	2,135
Payable for audit and tax service fees	(60,907)
Payable to transfer agent	(22,713)
Distributions payable on redeemable preferred stock	(2,796)
Payable to trustees and officers	8,947
Payable for excise tax	(16,471)
Other accrued expenses	(22,317)
Net cash provided by operating activities	3,011,808
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	34,264,092
Cost of shares repurchased	(25,830,919)
Borrowings on credit facility	(8,335,204)
Proceeds from payable to custodian	620,592
Cash distributions paid	(4,055,973)
Net cash used in financing activities	(3,337,412)
Net decrease in cash	(325,604)
Cash, beginning of period	$325,604
Cash, end of period	$–
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$2,742,126
Cash paid for interest on credit facility during the period was:	$1,783,470
Cash paid for interest on mandatory redeemable preferred stock:	$425,000

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Financial Highlights
For a share outstanding throughout the periods presented

	For the
	Six Months		For the Year	For the Year	For the Year	For the Year
	Ended June 30, 2023		Ended December 31,	Ended December 31,	Ended December 31,	Ended December 31,
	(Unaudited)		2022	2021	2020(a)	2019(a)
Net asset value - beginning of period	$19.90		$20.64	$20.29	$19.76	$19.74
Income from investment operations:
Net investment income(b)	1.08		1.76	1.54	1.41	1.37
Net realized and unrealized gain/(loss) on investments(b)	0.16		(1.13)	0.17	0.48	(0.01)
Total income from investment operations	1.24		0.63	1.71	1.89	1.36
Less distributions:
From net investment income	(0.74)		(1.35)	(1.36)	(0.81)	(1.34)
From net realized gain on investments	–		(0.02)	–	(0.55)	–
Total distributions	(0.74)		(1.37)	(1.36)	(1.36)	(1.34)
Net increase in net asset value	0.50		0.74	0.35	0.53	0.02
Net asset value - end of period	$20.40		$19.90	$20.64	$20.29	$19.76
Total Return(c)	6.36	%(d)	3.14%	8.73%	10.03%	7.13%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$200,318		$184,382	$116,384	$60,436	$55,970
Ratios to Average Net Assets (including interest on credit facility and distributions on mandatorily redeemable preferred stock)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	6.99	%(f)	6.16%	5.51%	7.69%	7.39%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.99	%(f)	6.16%	5.51%	8.07%	8.83%
Ratio of net investment income to average net assets including fee waivers and reimbursements	10.88	%(f)	8.74%	7.50%	7.15%	6.85%

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2023	15

Flat Rock Core Income Fund	Consolidated Financial Highlights
For a share outstanding throughout the periods presented

	For the
	Six Months		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	June 30, 2023		December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2022	2021	2020(a)	2019(a)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	10.88	%(f)	8.74%	7.50%	6.77%	5.41%
Ratios to Average Net Assets (excluding interest on credit facility and distributions on mandatorily redeemable preferred stock)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.56	%(f)	4.41%	4.41%	5.69%	4.47%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.56	%(f)	4.41%	4.41%	6.07%	4.77%
Ratio of net investment income to average net assets including fee waivers and reimbursements	13.31	%(f)	10.49%	8.60%	9.15%	10.31%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	13.31	%(f)	10.49%	8.60%	8.77%	9.77%
Portfolio turnover rate	7	%(d)	17%	67%	32%	85%
Credit Facility:
Aggregate principal amount, end of period (000s):	40,212		48,548	41,703	25,676	29,796
Asset coverage, end of period per $1,000:(g)	5,988		4,804	3,780	3,354	2,667
Mandatorily Redeemable Preferred Stock:
Liquidation value, end of period (000s):	20,000		20,000	10,000	N/A	N/A
Asset coverage, end of period per $1,000:(h)	4,346		3,673	3,245	N/A	N/A

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Financial Highlights
For a share outstanding throughout the periods presented

(a)	The consolidated operations for the period from May 3, 2017 (Commencement of Operations) to December 31, 2017, the years ended December 31, 2018 and December 31, 2019 and for the period from January 1, 2020 to November 22, 2020 are for Flat Rock Capital Corp. (See Note 12 in the Notes to Consolidated Financials Statements for further information).

(b)	Based on average shares outstanding during the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.

(e)	Interest expense relates to the Fund's Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as distributions on mandatorily redeemable preferred stock (see Note 10).
(f)	Annualized.

(g)	Calculated by subtracting the Fund's total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund's total assets and dividing by the outstanding Credit Facility balance.

(h)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock and the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock and the outstanding Credit Facility balance.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2023	17

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

1. ORGANIZATION

Flat Rock Core Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund's investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on June 11, 2020 and operates pursuant to a Second Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its shares under applicable securities laws.

The operations reported in the accompanying consolidated financial statements and financial highlights for the periods from December 31, 2019 to November 22, 2020 are for Flat Rock Capital Corp., a Maryland corporation formed on March 20, 2017 that commenced operations on May 3, 2017. Flat Rock Capital Corp. was an externally managed, non-diversified, closed-end management investment company that elected to be regulated as a business development company (“BDC”) under the 1940 Act and that elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On November 20, 2020, Flat Rock Capital Corp. transferred all of its assets to the Fund as part of a reorganization as described in Note 14.

FRC Funding I, LLC, the Fund’s wholly owned financing subsidiary, is consolidated in the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange ("NYSE") is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for fair value determination. The day-to-day implementation of the Fund's fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), under the oversight and supervision of the Board, as described throughout these policies and procedures. The Adviser is not considered a valuation designee for purposes of the Valuation Rule.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund primarily invests directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

Semi-Annual Report | June 30, 2023	19

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

The Fund may invest in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates – all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest in business development companies (“BDCs”) or senior loan facilities that provide the Fund with exposure to Senior Loans (“Loan Facilities”). When valuing BDCs that are publicly-traded, the Adviser will use the daily closing price quoted by the BDC’s respective exchange. When valuing BDCs that are not publicly-traded, as well as Loan Facilities, the Adviser will use the most recently reported net asset value provided by the manager of the respective investment.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by us in making fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases we will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. We will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of our investments. We expect to evaluate the impact of such additional information and factor it into its consideration of fair value.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the six months ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the six months ended June 30, 2023, the Fund did not incur any interest or penalties.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLO funds is recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

Debt Issuance Costs: The Fund records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the consolidated statement of assets and liabilities as a direct deduction from the debt liability.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Semi-Annual Report | June 30, 2023	21

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Cash and Cash Equivalents: Cash and cash equivalents (e.g. U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

Participation Agreements and Assignments: The Fund enters into participation agreements in which one or more participants purchase an interest in a loan, but a lead lender, is the sole lender of record is responsible for originating the loan, retains control over the loan, manages the relationship and handles communication with the borrower and services the loan for both itself and the participants. The other participants have a contract with the lead rather than the borrower unless otherwise specified in the participation agreement, and accordingly cannot make claims against the borrower but instead must request reimbursement for their participation from the lead lender.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of June 30, 2023:

	Valuation Inputs
Investments in Securities at Value *	Level 1	Level 2	Level 3	Total
	$–	$–	$–	$–
First Lien Senior Secured Debt	–	–	139,294,100	139,294,100
Collateralized Loan Obligations Equity	–	–	19,357,424	19,357,424
Collateralized Loan Obligations Debt	–	–	59,987,548	59,987,548
Private Fund Investments	–	–	–	42,778,504
Short Term Investments	2,582,497	–	–	2,582,497
Total	$2,582,497	$–	$218,639,072	$264,000,073

*	The Fund held private fund investments with a fair value of $42,778,504 that in accordance with GAAP, are valued at net asset value as a "practical expedient" and are excluded from the fair value hierarchy as of June 30, 2023.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the six months ended June 30, 2023:

		Collateralized	Collateralized
	First Lien Senior	Loan Obligations	Loan Obligations
	Secured Debt	Equity	Debt	Total
Balance as of December 31, 2022	$135,400,593	$20,510,156	$54,336,339	$210,247,088
Accrued discount/ premium	152,057	539,937	387,859	1,079,853
Realized Gain/(Loss)	(879,179)	–	–	(879,179)
Change in Unrealized Appreciation/(Depreciation)	2,490,554	(1,692,667)	2,263,348	3,061,235
Purchases	17,233,261	–	3,000,000	20,233,261
Sales Proceeds	(15,103,186)	(2)	2	(15,103,186)
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	–	–	–	–
Balance as of June 30, 2023	$139,294,100	$19,357,424	$59,987,548	$218,639,072
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2023	$2,542,156	$(1,692,667)	$2,263,348	$3,112,837

Semi-Annual Report | June 30, 2023	23

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2023:

		Valuation	Unobservable	Range
Asset Class	Fair Value	Technique(s)	Input(s)(a)	(Average)
First Lien Senior Secured Debt	90,672,743	Market and income	EV / LTM EBITDA	1.9x – 19.5x (10.2x)
		approach (through	Multiples	4.52% – 53.00%
		third-party vendor	DCF Discount	(9.31%)
		pricing service)	Margins
First Lien Senior Secured Debt	31,460,494	Third-party vendor	Broker quotes	N/A
		pricing service*

First Lien Senior Secured Debt	17,160,863	Recent transaction	Acquisition Cost	N/A

Collateralized Loan Obligations Equity	19,357,424	Third-party vendor	Broker quotes	N/A
		pricing service*
Collateralized Loan Obligations Debt	59,987,548	Third-party vendor	Broker quotes	N/A
		pricing service*

*	The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These prices are non-binding, indicative, and may not be determinative of fair value. Each price is evaluated by the Board in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EV / LTM EBITDA	Increase	Decrease
DCF Discount Margins	Decrease	Increase
Acquisition Cost	Increase	Decrease
Broker Quotes	Increase	Decrease

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

In addition to the management fee, the Adviser is entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding debt and preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%);

●	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.764%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.764%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.764% in any calendar quarter; and

●	15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.764% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor"), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

Semi-Annual Report | June 30, 2023	25

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of January, April, July, and October. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the six months ended June 30, 2023, the Fund completed two repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 20, 2022	March 21, 2023
Repurchase Request Deadline	January 24, 2023	April 25, 2023
Repurchase Pricing Date	January 24, 2023	April 25, 2023
Amount Repurchased	$13,171,923	$12,658,996
Shares Repurchased	658,596	630,428

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2023, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$23,831,513	$17,409,344

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

26	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2022, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$10,187,061	$–	$199,123	$–	$10,386,184

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2023, with differences related to partnership investments, passive foreign investment company adjustments, and wash sales, was as follows:

	Gross Depreciation	Net Unrealized
Gross Appreciation	(excess of tax cost over	Appreciation/	Cost of Investments for
(excess of value over tax)	value)	(Depreciation)	Income Tax Purposes
$(48,850)	$(7,988,444)	$(8,037,294)	$272,037,367

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Semi-Annual Report | June 30, 2023	27

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Senior Loans. The Fund pursues its investment objective by investing in a portfolio composed primarily of senior secured loans of U.S. middle-market companies (“Senior Loans”) and investment vehicles, such as CLOs, BDCs or senior loan facilities that provide the Fund with exposure to Senior Loans. Investing in Senior Loans involves a number of significant risks. Below investment grade Senior Loans have historically experienced greater default rates than has been the case for investment grade securities. The Fund intends to achieve its investment objective by investing in a portfolio composed primarily of securities that are rated below investment grade by rating agencies, or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. There can be no assurance as to the levels of defaults or recoveries that may be experienced on the Fund’s investments in Senior Loans. Senior Loans in which the Fund invests may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Senior Loans may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by deterioration in the value of collateral backing its investments. This could lead to a decline in value of the Fund’s Senior Loan investments, which could result in a decline in the Fund’s net earnings and NAV. In addition, many of the Fund’s Senior Loans are “bank loans” that may not be deemed to be “securities” for purposes of the federal securities laws. Bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The Fund expects that it will primarily invest in junior debt tranches of CLOs. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Middle Market Risk. Investing in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. Middle-market companies are more likely to be considered lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the portfolio company’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These risks are likely to increase during volatile economic periods.

LIBOR Risk: Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangements and the Fund’s floating rate loans and investment securities. On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”) announced that it would phase out LIBOR as a benchmark by the end of 2021. The administrator of LIBOR announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of USD LIBOR settings will no longer be published after June 30, 2023. As an alternative to LIBOR, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, recommended replacing U.S. dollar LIBOR with SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities. On March 15, 2022, President Biden signed into law the Consolidated Appropriations Act of 2022, which among other things, provides for the use of interest rates based on SOFR in certain contracts currently based on LIBOR and a safe harbor from liability for utilizing SOFR-based interest rates as a replacement for LIBOR. On December 15, 2022, the Federal Reserve adopted a final rule that implements the Adjustable Rate Act (enacted as part of the Consolidated Appropriations Act of 2022) by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. Effective June 30, 2023, USD LIBOR settings ceased to be published, except for the 1, 3, and 6 month settings that will continue to be published under an unrepresentative synthetic methodology until the end of September 2024. These settings will permanently cease after September 2024, and synthetic rates are not permitted for use in new products.

Semi-Annual Report | June 30, 2023	29

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The discontinuation of LIBOR could have a significant impact on the Fund’s business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, the Fund anticipates there may be additional risks to the Fund’s current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined. There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, and financial condition.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, the COVID-19 pandemic continues to impact demand for certain goods and services, supply chains, availability of labor, and overall economic and financial stability. In addition, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

9. BORROWINGS

The Fund maintains a $75 million revolving line of credit, originally obtained by Flat Rock Capital Corp. through a special purpose wholly-owned subsidiary, FRC Funding I, LLC ("FRC Funding"), which entered into a Loan and Security Agreement (the “Loan Agreement”) with certain financial institutions as lenders (“Lenders”), State Bank and Trust Company as the administrative agent (“State Bank”) and Cadence Business Finance (formerly known as Alostar Capital Finance), as Lead Arranger and Bookrunner, pursuant to which the Lenders agreed to provide the Company with a revolving line of credit (the “Credit Facility”). The Loan Agreement was subsequently amended to add Cadence Bank, N.A. as the administrative agent following its merger with State Bank and Trust, and to add Hitachi Capital America Corp. to the Lenders. In October 2021, the Loan Agreement was further amended, as Hitachi Capital America Corp. was removed from the Loan Agreement and replaced by Georgia Banking Company ("GBC") as a Lender. In June 2022, the Loan Agreement was further amended to add Synovus Bank ("Synovus") and Woodforest National Bank (“Woodforest”) as Lenders. The current Loan Agreement expires on June 2, 2026.

As of June 30, 2023, the Fund had drawn down $40,212,425 from the Credit Facility and the maximum borrowing outstanding during the six month period was $53,384,892. The balance drawn from the Credit Facility is inclusive of $243,750 of upfront fees in addition to the principal balance. The Fund is charged an interest rate of 2.70% above the 1-month Term SOFR (Secured Overnight Financing Rate) plus 0.11448%. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.40%. Pursuant to the terms of the Loan Agreement, the Borrowers granted to Cadence for the benefit of the lenders, a security interest and a lien in substantially all of FRC Funding’ assets.

The average annualized interest rate charged and the average outstanding loan payable for the six months ended June 30, 2023 was as follows:

Average Interest Rate	8.01%
Average Outstanding Borrowings	$45,421,495

10. MANDATORILY REDEEMABLE PREFERRED STOCK

At June 30, 2023, the Fund had issued and outstanding 1,000 shares of Series A Term Preferred Shares, and 1,000 shares of Series B Term Preferred Shares. Both the Series A and Series B Term Preferred Shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 1,000 shares of Series A Term Preferred Shares on September 30, 2021. The Fund issued 1,000 shares of Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 4.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 4.50% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option upon written notice. The Series B Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option. Debt issuance costs related to Series A Preferred Shares of $200,000 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $200,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.

Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	September 15, 2026	4.00%	1,000	$10,000,000	$10,000,000
Series B	March 15, 2025	4.50%	1,000	$10,000,000	$10,000,000

11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of, and was first applied to the reinvestment of cash distributions paid on or after, December 7, 2020.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the Shares as of such date.

12. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of $4,497,573 of unfunded commitments to provide debt financing to its portfolio companies as of June 30, 2023. As of June 30, 2023, there were no requests to fund these commitments. Such commitments are generally up to the Fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s consolidated statement of assets and liabilities and are not reflected in the Fund’s consolidated statement of assets and liabilities.

Semi-Annual Report | June 30, 2023	31

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

13. PRIVATE INVESTMENT FUNDS

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of June 30, 2023:

	Redemption Frequency/ Expiration Date	As of June 30, 2023
BCP Great Lakes II – Series A Holdings LP (1)	N/A	$604,403
TriplePoint Venture Credit Inc.(2)	N/A	2,391,358
Hercules Private Global Venture Growth Fund I LP(3)	N/A	6,999,944
Manulife Direct Lending Fund, LP(4)	N/A	10,000,000
Total unfunded commitments		$19,995,705

(1)	The investment's strategy is to invest in senior, secured unitranche loans.
(2)	The investment's strategy is to invest in venture capital-backed companies, with a focus on technology and other high-growth industries, via senior secured loans that also provide potential for upside in the form of equity warrants.
(3)	The investment's strategy is to provide secured structured debt and equity financing to venture-capital backed life sciences and technology-related companies globally.
(4)	The investment's strategy is to invest primarily in first lien loans to strong-performing, US-based businesses.

14. FUND REORGANIZATION

On November 20, 2020 (the “Reorganization Date”), pursuant to the approval of an Agreement and Plan of Reorganization (the “Plan”) by and between the Fund and Flat Rock Capital Corp. (the “Acquired Fund”), the Acquired Fund transferred all of its assets to the Fund, in exchange for shares of the Fund and the assumption by the Fund of all of the liabilities of the Acquired Fund.

As of the Reorganization Date, and pursuant to the terms of the Plan, shareholders of the Acquired Fund became shareholders of the Fund and received their respective shares. The reorganization qualified as a tax-free “reorganization” under the Code for U.S. federal income tax purposes.

On the Reorganization Date, the Fund and the Acquired Fund reported the following financial information:

Shares Outstanding of the Fund	Net Assets of the Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
250	$5,000	2,892,101	$58,947,907

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Portfolio Value	Unrealized Appreciation/(Depreciation) of Acquired Fund
$86,074,311	$(708,344)

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Immediately following the reorganization, the net assets of the Fund equaled $58,952,907 and 2,892,351 shares of the Fund were issued.

Assuming the acquisition had been completed on January 1, 2020, the Fund’s pro forma results of operations for the period January 1, 2020 to December 31, 2020, are as follows:

Net Investment Income	$4,068,165
Net Realized and Unrealized Gain on Investments	1,457,405
Net Increase in Net Assets Resulting from Operations	5,525,570

15. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective upon issuance and can be applied through June 30, 2023. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures.

16. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On July 25, 2023, the Fund completed a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. As permitted by Rule 23c-3(b)(5) of the 1940 Act, and as a result of the amount of repurchase requests submitted by shareholders, the Fund repurchased an additional two percent of the Fund's outstanding shares in connection with this repurchase offer. The result of the repurchase offers was as follow:

Repurchase Offer
Commencement Date	June 20, 2023
Repurchase Request Deadline	July 25, 2023
Repurchase Pricing Date	July 25, 2023
Amount Repurchased	$9,214,725
Shares Repurchased	449,938

Subsequent to June 30, 2023, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 7, 2023	July 6, 2023	July 10, 2023	$0.133
August 9, 2023	August 8, 2023	August 10, 2023	$0.133

On August 28, 2023, the board approved the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
October 9, 2023	October 6, 2023	October 10, 2023	$0.155
October 17, 2023*	October 16, 2023	October 18, 2023	$0.150
November 10, 2023	November 9, 2023	November 13, 2023	$0.155
December 8, 2023	December 7, 2023	December 11, 2023	$0.155

*	Special Distribution

Semi-Annual Report | June 30, 2023	33

Flat Rock Core Income Fund	Additional Information
June 30, 2023 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund's first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE (Rev. Oct. 2020)

FACTS	WHAT DOES FLAT ROCK CORE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.

34	www.flatrockglobal.com

Flat Rock Core Income Fund	Additional Information
June 30, 2023 (Unaudited)

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Core Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
QUESTIONS? Call (307) 500-5200

Semi-Annual Report | June 30, 2023	35

Flat Rock Core Income Fund	Additional Information
June 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Flat Rock Core Income Fund

WHAT WE DO

How does Flat Rock Core Income Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Core Income Fund collect my	We collect your personal information, for example, when you

personal information?	●	Open an accountfv
	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

36	www.flatrockglobal.com

Flat Rock Core Income Fund	Additional Information
June 30, 2023 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	●	Flat Rock Core Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	●	Flat Rock Core Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	●	Flat Rock Core Income Fund doesn’t jointly market.

Semi-Annual Report | June 30, 2023	37

Flat Rock Core Income Fund	Renewal of Investment Advisory Agreement
June 30, 2023 (Unaudited)

At a meeting of the Board of Trustees (the “Board”) of Flat Rock Core Income Fund (the “Fund”) held on February 28, 2023, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or Flat Rock Global, LLC (the “Adviser”), considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board noted that the Adviser was formed in 2016 and provided investment advisory services to registered funds and other pooled investment vehicles. The Board considered the qualifications of the key personnel servicing the Fund, in particular the qualifications of certain newly hired personnel. The Board discussed the Adviser’s robust investment process, and the Adviser’s experience with senior loans and collateralized loan obligations. The Board reviewed the Adviser’s compliance practices, noting that the Adviser had hired a dedicated third-party chief compliance officer during the past year. The Board considered the Adviser’s financial condition, noting that the Adviser’s assets under management have continued to increase since it commenced operations, and totaled approximately $550 million as of December 31, 2022. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement.

Performance. The Board reviewed the performance of the Fund, noting that for the one year, and since inception periods, the Fund returned 2.83% and 6.81%, respectively. The Board noted that the Fund underperformed its peer group for the one year period, but slightly outperformed the peer group since inception. The Board discussed the Fund’s one year performance relative to peers, noting that the peer group consisted of funds that were much larger than the Fund and likely able to take advantage of certain economies of scale. The Board considered that the Fund outperformed each of its benchmark indices for the one year and since inception periods, and had generally maintained steady growth and low volatility since inception.

Fees and Expenses. The Board reviewed the fees and expenses of the Fund, noting that the Adviser’s base management fee was higher than the peer group average, and the Fund’s expense ratio was also higher than the peer group average. The Board considered that the peer group consisted of funds that were much larger than the Fund and were likely able to take advantage of certain economies of scale. The Board further considered the expertise and specialized knowledge required to manage the Fund, and the fact that the Adviser performed all diligence on potential investments in-house. The Board considered the incentive fees charged by the Adviser to the Fund and acknowledged that the fee comparison did not account for any incentive fees charged by the Adviser or the peer fund advisers. The Board discussed that the incentive fee was only payable if the Fund’s return exceed an annualized hurdle rate of 6.0%. Based on the foregoing, the Board agreed that the fees and expenses of the Fund were not unreasonable given the size of the Fund and the expertise required to manage the Fund.

Profitability. The Board noted that the Adviser profited from its relationship with the Fund during 2022. The Board considered the overall performance and fee structure of the Fund in relation to the Fund’s profitability. The Board also considered the skill and expertise required to manage the Fund. After deliberations, the Board concluded that the Adviser’s profits were reasonable in light of the services provided by the Adviser.

Economies of Scale. The Board discussed that the Fund was not yet experiencing economies of scale. The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

38	www.flatrockglobal.com

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Core Income Fund.

(b)	Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK CORE INCOME FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 7, 2023

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	September 7, 2023